ACTIVE WEIGHTING FUNDS ETF TRUST

EventShares U.S. Policy Alpha ETF

Supplement dated July 18, 2018 to the currently effective Prospectus and Statement of Additional Information (the “SAI”), each dated October 12, 2017, as revised from time to time

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with those documents.

At a meeting held on June 28, 2018, the Audit Committee of the Board of Trustees (the “Board”) of Active Weighting Funds ETF Trust (the “Trust”) approved, and the Board ratified, the selection of Cohen & Company, Ltd. to serve as the independent registered public accounting firm for the Trust’s EventShares U.S. Policy Alpha ETF for the fiscal year ending August 31, 2018. Prior to June 28, 2018, Ernst & Young LLP served as the independent registered public accounting firm for the Fund. Therefore, effective immediately, the following changes apply to the Prospectus and SAI:

Prospectus Revisions

The information under the headings “Other Service Providers – Independent Registered Public Accounting Firm” is deleted in its entirety and replaced as follows.

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the EventShares U.S. Policy Alpha ETF.

Statement of Additional Information Revisions

The information under the headings “Other Service Providers – Independent Registered Public Accounting Firm” is deleted in its entirety and replaced as follows.

The Trustees have selected the firm of Cohen & Company Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, to serve as the independent registered public accounting firm for the current fiscal year and to audit the annual financial statements of the Event Shares U.S. Policy Alpha ETF, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation. The independent registered public accounting firm will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.